Exhibit 99.1

Contact:	Shannon Alberts	-or-	Amanda Tobin Bielawski
	Investor Relations		Corporate Communications
	206/392-5218		206/392-5134

FOR IMMEDIATE RELEASE	July 26, 2007

ALASKA AIR GROUP REPORTS SECOND QUARTER RESULTS

SEATTLE — Alaska Air Group, Inc. (NYSE:ALK) today reported second quarter net income of $46.1 million, or $1.13 per diluted share, compared to net income of $55.5 million, or $1.38 per diluted share, in the second quarter of 2006. The prior year results include a restructuring charge of $3.8 million ($2.4 million, after tax, or $0.06 per share) resulting from an offer of voluntary severance to Alaska’s flight attendants as part of an early-out program. Both periods include adjustments to reflect timing of gain or loss recognition resulting from mark-to-market fuel hedge accounting. Excluding the impact of these items, the company would have reported net income in the second quarter of 2007 of $47.2 million, or $1.16 per diluted share, compared to net income of $60.3 million, or $1.50 per diluted share, in the second quarter of 2006.

“Although our second quarter profit fell short of last year’s, the results represent a solid performance in view of significantly higher fuel costs and a softer revenue environment,” said Bill Ayer, the company’s chairman and chief executive officer.

Alaska Airline’s mainline passenger traffic in the second quarter increased 4.2 percent on a capacity increase of 5.2 percent. Load factor declined 0.8 percentage points to 78.5 percent. Alaska’s mainline operating revenue per available seat mile (ASM) decreased 2.6 percent and its operating costs per ASM excluding fuel and the special charges mentioned above decreased 7.3 percent. Alaska’s total pretax income for the quarter was $80.9 million, compared to a pretax income of $72.5 million in 2006. Excluding the items noted above, Alaska would have reported pretax income of $82.4 million for the quarter compared to pretax income of $79.6 million in the second quarter of 2006.

Horizon Air’s combined passenger traffic in the second quarter increased 5.9 percent on an 8.0 percent capacity increase. Load factor decreased by 1.5 percentage points to 75.1 percent. Horizon’s combined operating revenue per ASM increased 1.3 percent and its operating costs per ASM excluding fuel increased 7.1 percent. Horizon’s total pretax loss for the quarter was $4.9 million, compared to a pretax income of $9.7 million in 2006. Excluding fuel-hedging adjustments, Horizon’s pretax loss was $4.6 million for the quarter compared to pretax income of $10.2 million in the second quarter of 2006.

Alaska Air Group had cash and short-term investments at June 30, 2007 of $988 million.

A summary of financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found on pages 7 through 11.

A conference call regarding the second quarter 2007 results will be simulcast via the Internet at 8:30 a.m. Pacific Time on July 26, 2007. It can be accessed through the company’s website at alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com.

References in this report to “Air Group,” “Company,” “we,” “us,” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This report contains forward-looking statements that are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve known and unknown risks and uncertainties that may cause our actual results or performance to be materially different from those indicated by any forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “forecast,” “may,” “will,” “could,” “should,” “expect,” “plan,” “believe,” “potential” or other similar words indicating future events or contingencies. Some of the things that could cause our actual results to differ from our expectations are: the competitive environment and other trends in our industry; changes in our operating costs including fuel, which can be volatile; our ability to meet our cost reduction goals; our inability to achieve or maintain profitability and fluctuations in our quarterly results; our significant indebtedness; the implementation of our growth strategy; the amounts of potential lease termination payments with lessors for our remaining MD-80 leased aircraft and related sublease payments from sub lessee, if applicable; compliance with our financial covenants; potential downgrades of our credit ratings and the availability of financing; the concentration of our revenue from a few key markets; general economic conditions, as well as economic conditions in the geographic regions we serve; actual or threatened terrorist attacks; global instability and potential U.S. military actions or activities; insurance costs; labor disputes; our ability to attract and retain qualified personnel; an aircraft accident or incident; liability and other claims asserted against us; operational disruptions; increases in government fees and taxes; changes in laws and regulations; our reliance on automated systems; and our reliance on third-party vendors and partners. For a discussion of these and other risk factors, see Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. All of the forward- looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We disclaim any obligation to publicly update or revise any forward-looking statements after the date of this press release to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results; performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

# # #

Alaska Airlines and sister carrier, Horizon Air, together serve 92 cities through an expansive network throughout Alaska, the Lower 48, Canada and Mexico. For reservations visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air newsroom at http://newsroom.alaskaair.com.

ALASKA AIR GROUP, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(In Millions, Except Per Share Amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2007	2006	2007	2006
Operating Revenues:
Passenger	$836.2	$807.4	$1,532.0	$1,486.9
Freight and mail	27.4	26.7	48.6	48.1
Other—net	40.8	38.9	83.2	73.4

Total Operating Revenues	904.4	873.0	1,663.8	1,608.4

Operating Expenses:
Wages and benefits	236.6	234.4	473.6	457.6
Variable incentive pay	3.8	10.6	14.3	19.1
Aircraft fuel, including hedging gains and losses	227.8	199.8	412.7	362.9
Aircraft maintenance	59.0	57.8	117.5	119.0
Aircraft rent	44.7	46.1	88.0	92.7
Landing fees and other rentals	56.5	52.0	111.2	99.5
Contracted services	39.8	39.6	78.4	76.7
Selling expenses	41.1	46.4	80.1	87.9
Depreciation and amortization	43.8	36.7	85.7	73.6
Food and beverage service	12.8	12.5	24.0	24.0
Other	57.1	53.2	112.0	105.6
Fleet transition costs—Alaska	—	—	—	131.1
Fleet transition costs—Horizon	3.7	—	6.7	—
Restructuring charges and adjustments	—	3.8	—	3.8

Total Operating Expenses	826.7	792.9	1,604.2	1,653.5

Operating Income (Loss)	77.7	80.1	59.6	(45.1)

Nonoperating Income (Expense):
Interest income	13.8	14.1	28.2	25.2
Interest expense	(22.5)	(18.1)	(43.5)	(37.2)
Interest capitalized	6.7	5.8	13.8	10.5
Other—net	(0.7)	(0.8)	(0.9)	(1.7)

	(2.7)	1.0	(2.4)	(3.2)

Income (loss) before income tax	75.0	81.1	57.2	(48.3)
Income tax expense (benefit)	28.9	25.6	21.4	(24.7)

Net Income (Loss)	$46.1	$55.5	$35.8	$(23.6)

Basic Earnings (Loss) Per Share:	$1.14	$1.46	$0.89	$(0.66)
Diluted Earnings (Loss) Per Share:	$1.13	$1.38	$0.88	$(0.66)
Shares Used for Computation:
Basic	40.450	38.028	40.408	35.759
Diluted	40.782	40.076	40.915	35.759

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(In Millions)	June 30, 2007	December 31, 2006
Cash and marketable securities	$988	$1,014

Total current assets	1,630	1,572
Property and equipment-net	2,694	2,359
Other assets	156	146

Total assets	$4,480	$4,077

Current liabilities	$1,409	$1,236
Long-term debt	1,177	1,032
Other liabilities and credits	958	923
Shareholders’ equity	936	886

Total liabilities and shareholders’ equity	$4,480	$4,077

Debt to Capitalization, adjusted for operating leases	72%:28%	72%:28%

Air Group Net Income (Loss) and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.’s net income (loss) and amounts per share during 2007 and 2006 excluding adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, fleet transition costs related to the impairment of the MD-80 fleet, and restructuring charges and adjustments, as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended June 30,
	2007		2006
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding mark-to-market hedging adjustments, and restructuring charges	$47.2	$1.16	$60.3	$1.50
Adjustments to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	(1.1)	(0.03)	(2.4)	(0.06)
Restructing charges and adjustments, net of tax	—	—	(2.4)	(0.06)

Reported GAAP amounts	$46.1	$1.13	$55.5	$1.38

	Six Months Ended June 30,
	2007		2006
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income and diluted EPS, excluding mark-to-market hedging adjustments, Alaska fleet transition costs, and restructuring charges	$31.4	$0.77	$63.1	$1.77
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting, net of tax	4.4	0.11	(2.4)	(0.07)
Fleet transition—Alaska, net of tax	—	—	(81.9)	(2.29)
Restructuring charges and adjustments, net of tax	—	—	(2.4)	(0.07)

Reported GAAP amounts	$35.8	$0.88	$(23.6)	$(0.66)

Alaska Airlines Financial and Statistical Data

	Three Months Ended June 30,						Six Months Ended June 30,
Financial Data (in millions):	2007		2006		% Change		2007		2006		% Change
Operating Revenues:
Passenger	$663.3		$647.3		2.5		$1,209.2		$1,184.1		2.1
Passenger—regional flying	71.0		4.4		NM		128.3		8.8		NM
Freight and mail	26.3		25.6		2.7		47.0		46.1		2.0
Other—net	34.5		33.1		4.2		70.4		61.4		14.7

Total Operating Revenues	795.1		710.4		11.9		1,454.9		1,300.4		11.9

Operating Expenses:
Wages and benefits	185.6		186.9		(0.7)		372.9		362.6		2.8
Variable incentive pay	2.1		7.6		(72.4)		9.8		14.0		(30.0)
Aircraft fuel, including hedging gains and losses	193.4		173.7		11.3		351.0		315.7		11.2
Aircraft maintenance	34.5		41.9		(17.7)		68.8		86.2		(20.2)
Aircraft rent	27.9		28.9		(3.5)		54.2		58.2		(6.9)
Landing fees and other rentals	42.2		40.5		4.2		84.0		77.4		8.5
Regional flying costs	74.1		4.0		NM		141.5		7.9		NM
Contracted services	30.2		30.2		—		59.6		58.2		2.4
Selling expenses	33.4		38.5		(13.2)		65.0		73.2		(11.2)
Depreciation and amortization	35.6		32.2		10.6		71.0		64.4		10.2
Food and beverage service	12.0		11.9		0.8		22.6		22.7		(0.4)
Other	43.2		39.4		9.6		83.0		78.4		5.9
Fleet transition costs	—		—		NM		—		131.1		NM
Restructuring charges and adjustments	—		3.8		NM		—		3.8		NM

Total Operating Expenses	714.2		639.5		11.7		1,383.4		1,353.8		2.2

Operating Income (Loss)	80.9		70.9		NM		71.5		(53.4)		NM

Interest income	16.6		14.8				32.5		26.6
Interest expense	(22.1)		(17.8)				(42.5)		(33.6)
Interest capitalized	6.0		5.1				12.3		9.4
Other—net	(0.5)		(0.5)				(0.4)		(1.2)

	0.0		1.6				1.9		1.2

Income (Loss) Before Income Tax	$80.9		$72.5		NM		$73.4		$(52.2)		NM

Mainline Operating Statistics:
Revenue passengers (000)	4,627		4,443		4.1		8,489		8,348		1.7
RPMs (000,000) “traffic”	4,820		4,626		4.2		8,886		8,706		2.1
ASMs (000,000) “capacity”	6,140		5,834		5.2		11,834		11,373		4.1
Passenger load factor	78.5%		79.3%		(0.8	)pts	75.1%		76.5%		(1.4	)pts
Yield per passenger mile	13.76	¢	13.99	¢	(1.6)		13.61	¢	13.60	¢	0.1
Operating revenue per ASM	11.79	¢	12.10	¢	(2.6)		11.21	¢	11.36	¢	(1.3)
Passenger revenue per ASM	10.80	¢	11.10	¢	(2.7)		10.22	¢	10.41	¢	(1.8)
Operating expense per ASM	10.43	¢	10.89	¢	(4.2)		10.49	¢	11.83	¢	(11.3)
Operating expense per ASM excluding fuel, restructuring charges and fleet transition costs (a)	7.28	¢	7.85	¢	(7.3)		7.53	¢	7.87	¢	(4.3)
GAAP fuel cost per gallon	$2.16		$1.96		10.2		$2.02		$1.82		11.0
Economic fuel cost per gallon (a)	$2.14		$1.92		11.5		$2.05		$1.80		13.9
Fuel gallons (000,000)	89.8		88.8		1.1		173.9		173.3		0.3
Average number of full-time equivalent employees	9,748		9,347		4.3		9,645		9,168		5.2
Aircraft utilization (blk hrs/day)	11.0		11.0		—		10.9		11.0		(0.9)
Average aircraft stage length (miles)	917		920		(0.3)		917		921		(0.4)
Operating fleet at period-end	114		113		1 a/c		114		113		1 a/c

Regional Operating Statistics:
Revenue passengers (000)	702		13		NM		1,280		26		NM
RPMs (000,000)	273		11		NM		493		22		NM
ASMs (000,000)	352		19		NM		668		37		NM
Passenger load factor	77.6%		57.9%		NM		73.8%		59.5%		NM
Yield per passenger mile	26.01	¢	40.00	¢	NM		26.02	¢	40.00	¢	NM
Operating revenue per ASM	20.17	¢	23.16	¢	NM		19.21	¢	23.78	¢	NM

NM = Not Meaningful

(a)	See pages 9 and 11 for a reconciliation of these non-GAAP measures.

Horizon Air Financial and Statistical Data

	Three Months Ended June 30,						Six Months Ended June 30,
Financial Data (in millions):	2007		2006		% Change		2007	2006		% Change
Operating Revenues:
Passenger (a)	$175.7		$160.4		9.5		$335.1	$304.2		10.2
Freight and mail	0.6		1.1		(45.5)		1.1	2.0		(45.0)
Other—net	1.7		1.2		41.7		3.4	2.7		25.9

Total Operating Revenues	178.0		162.7		9.4		339.6	308.9		9.9

Operating Expenses:
Wages and benefits	50.2		46.5		8.0		99.1	93.0		6.6
Variable incentive pay	1.7		3.0		(43.3)		4.5	5.1		(11.8)
Aircraft fuel, including hedging gains and losses	34.4		26.1		31.8		61.7	47.2		30.7
Aircraft maintenance	24.5		15.9		54.1		48.7	32.8		48.5
Aircraft rent	16.8		17.2		(2.3)		33.8	34.5		(2.0)
Landing fees and other rentals	14.5		11.7		23.9		27.7	22.6		22.6
Contracted services	6.7		6.9		(2.9)		12.8	13.4		(4.5)
Selling expenses	7.7		8.3		(7.2)		15.1	16.4		(7.9)
Depreciation and amortization	7.9		4.3		83.7		14.1	8.7		62.1
Food and beverage service	0.8		0.6		33.3		1.4	1.3		7.7
Other	11.7		12.0		(2.5)		24.5	23.4		4.7
Fleet transition costs	3.7		—		NM		6.7	—		NM

Total Operating Expenses	180.6		152.5		18.4		350.1	298.4		17.3

Operating Income (Loss)	(2.6)		10.2		NM		(10.5)	10.5		NM

Interest income	1.3		1.0				2.3	1.7
Interest expense	(4.3)		(2.2)				(7.3)	(4.0)
Interest capitalized	0.7		0.7				1.5	1.1
Other—net	—		—				(0.1)	—

	(2.3)		(0.5)				(3.6)	(1.2)

Income (Loss) Before Income Tax	$(4.9)		$9.7				$(14.1)	$9.3

Combined Operating Statistics: (a)
Revenue passengers (000)	1,909		1,745		9.4		3,518	3,339		5.4
RPMs (000,000) “traffic”	731		690		5.9		1,358	1,310		3.7
ASMs (000,000) “capacity”	973		901		8.0		1,898	1,778		6.7
Passenger load factor	75.1%		76.6%		(1.5	)pts	71.5%	73.7%		(2.2	)pts
Yield per passenger mile	24.04	¢	23.25	¢	3.4		24.68 ¢	23.22	¢	6.3
Operating revenue per ASM	18.29	¢	18.06	¢	1.3		17.89 ¢	17.37	¢	3.0
Operating expenses per ASM	18.56	¢	16.93	¢	9.7		18.45 ¢	16.78	¢	9.9
Operating expense per ASM excluding fuel (b)	15.03	¢	14.03	¢	7.1		15.19 ¢	14.13	¢	7.5
Operating expense per ASM excluding fuel and fleet transition costs (b)	14.65	¢	14.03	¢	4.4		14.84 ¢	14.13	¢	5.0
GAAP fuel cost per gallon	$2.23		$1.98		12.6		$2.06	$1.81		13.8
Economic fuel cost per gallon (b)	$2.21		$1.94		13.9		$2.11	$1.84		14.7
Fuel gallons (000,000)	15.4		13.2		16.7		30.0	26.1		14.9
Average number of full-time equivalent employees	3,771		3,531		6.8		3,732	3,535		5.6
Aircraft utilization (blk hrs/day)	8.5		8.8		(3.4)		8.6	8.8		(2.3)
Operating fleet at period-end	74		69		5 a/c		74	69		5 a/c

NM = Not Meaningful

(a)	Represents combined information for all Horizon flights, including those operated under Capacity Purchase Agreements (CPAs) with Alaska and as Frontier Jet Express. See page 10 for additional line of business information.
(b)	See pages 10 and 11 for a reconciliation of these non-GAAP measures.

Pursuant to Item 10 of Regulation S-K, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. The non-GAAP financial measures provide management the ability to measure and monitor performance both with and without the cost of aircraft fuel (including the gains and losses associated with our fuel hedging program where appropriate,) fleet transition costs, and restructuring charges and adjustments. Because the cost and availability of aircraft fuel are subject to many economic and political factors beyond our control and we record changes in the fair value of our hedge portfolio in our income statement, it is our view that the measurement and monitoring of performance without fuel is important. In addition, we believe the disclosure of financial performance without fleet transition costs and restructuring charges and adjustments is useful to investors. Finally, these non-GAAP financial measures are also more comparable to financial measures reported to the Department of Transportation by other major airlines.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.

(in millions, except for per ASM unit information)

	Three Months Ended June 30,		Six Months Ended June 30,
Mainline unit cost reconciliations:	2007	2006	2007	2006
Operating expenses	$714.2	$639.5	$1,383.4	$1,353.8
Less: regional flying costs	(74.1)	(4.0)	(141.5)	(7.9)

Mainline operating expenses	$640.1	$635.5	$1,241.9	$1,345.9
Mainline ASMs	6,140	5,834	11,834	11,373

Mainline operating expenses per ASM	10.43 ¢	10.89 ¢	10.49 ¢	11.83 ¢

Operating expenses	$714.2	$639.5	$1,383.4	$1,353.8
Less: regional flying costs	(74.1)	(4.0)	(141.5)	(7.9)
Less: aircraft fuel	(193.4)	(173.7)	(351.0)	(315.7)
Less: fleet transition costs	—	—	—	(131.1)
Less: restructuring charges and adjustments	—	(3.8)	—	(3.8)

Mainline operating expenses excluding fuel, fleet transition costs, and restructuring charges and adjustments	$446.7	$458.0	$890.9	$895.3
Mainline ASMs	6,140	5,834	11,834	11,373

Mainline operating expenses per ASM excluding fuel, fleet transition costs, and restructuring charges and adjustments	7.28 ¢	7.85 ¢	7.53 ¢	7.87 ¢

	Three Months Ended June 30,		Six Months Ended June 30,
Reconciliation to GAAP income (loss) before taxes:	2007	2006	2007	2006
Income before taxes, excluding mark-to-market hedging gains (losses), fleet transition costs, and restructuring charges and adjustments	$82.4	$79.6	$68.1	$87.2
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	(1.5)	(3.3)	5.3	(4.5)
Less: fleet transition costs	—	—	—	(131.1)
Less: restructuring charges and adjustments	—	(3.8)	—	(3.8)

GAAP income (loss) before taxes as reported	$80.9	$72.5	$73.4	$(52.2)

Horizon Air Industries, Inc.

(in millions, except for per ASM unit information)

	Three Months Ended June 30,			Six Months Ended June 30,
	2007	2006		2007	2006
Unit cost reconciliations:
Operating expenses	$180.6	$152.5		$350.1	$298.4
ASMs	973	901		1,898	1,778

Operating expenses per ASM	18.56 ¢	16.93	¢	18.45 ¢	16.78	¢

Operating expenses	$180.6	$152.5		$350.1	$298.4
Less: aircraft fuel	(34.4)	(26.1)		(61.7)	(47.2)

Operating expenses excluding fuel	$146.2	$126.4		$288.4	$251.2
ASMs	973	901		1,898	1,778

Operating expenses per ASM excluding fuel	15.03 ¢	14.03	¢	15.19 ¢	14.13	¢

Unit cost reconciliations-excluding fleet transition costs:
Operating expenses	$180.6	$152.5		$350.1	$298.4
Less: aircraft fuel	(34.4)	(26.1)		(61.7)	(47.2)
Less: fleet transition costs	(3.7)	—		(6.7)	—

Operating expenses excluding fuel and fleet transition costs	$142.5	$126.4		$281.7	$251.2
ASMs	973	901		1,898	1,778

Operating expenses per ASM excluding fuel and fleet transition costs	14.65 ¢	14.03	¢	14.84 ¢	14.13	¢

Reconciliation to GAAP income before taxes:
Income (loss) before taxes, excluding mark-to-market fuel hedging gains (losses)	$(4.6)	$10.2		$(15.8)	$8.6
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	(0.3)	(0.5)		1.7	0.7

GAAP income (loss) before taxes as reported	$(4.9)	$9.7		$(14.1)	$9.3

Line of Business Information:

Horizon brand flying includes those routes in the Horizon system not covered by the Alaska and Frontier Capacity Purchase Agreements (CPA). Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon. In both CPA arrangements, Horizon is insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity. As a result, yield and load factor information is not presented.

	Three Months Ended June 30, 2007
	Capacity and Mix					Load Factor			Yield			RASM
	Actual (000,000)	% Change	Current % Total	Point Change Yr-over-Yr		Actual	Point Change Yr-over-Yr		Actual		% Change	Actual		% Change
Brand Flying	492	16.6	51%	4	pts	74.5%	(0.8	) pts	26.42	¢	(7.4)	20.16	¢	(7.7)
Alaska CPA	333	25.1	34%	4	pts	NM	NM		NM		NM	20.69	¢	(3.8)
Frontier CPA	148	(30.4)	15%	(9	) pts	NM	NM		NM		NM	6.77	¢	8.0

System Total	973	8.0	100%	—		75.1%	(1.5	) pts	24.04	¢	3.4	18.29	¢	1.3

	Six Months Ended June 30, 2007
	Capacity and Mix					Load Factor			Yield			RASM
	Actual (000,000)	% Change	Current % Total	Point Change Yr-over-Yr		Actual	Point Change Yr-over-Yr		Actual		% Change	Actual		% Change
Brand Flying	955	14.1	50%	3	pts	70.9%	(2.1	) pts	27.10	¢	(3.7)	19.70	¢	(5.9)
Alaska CPA	630	21.6	33%	4	pts	NM	NM		NM		NM	20.81	¢	0.3
Frontier CPA	313	(26.1)	17%	(7	) pts	NM	NM		NM		NM	6.50	¢	5.1

System Total	1,898	6.7	100%	—		71.5%	(2.2	) pts	24.68	¢	6.3	17.89	¢	3.0

NM= Not Meaningful.

Alaska Airlines Fuel Reconciliation

(in millions, except for per gallon amounts)

	Three Months Ended June 30,
	2007		2006
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or “into-plane” fuel cost	$196.9	$2.20	$200.0	$2.25
Less: gains during the period on settled hedges	(5.0)	(0.06)	(29.6)	(0.33)

Economic fuel expense	$191.9	$2.14	$170.4	$1.92

Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	1.5	0.02	3.3	0.04

GAAP fuel expense	$193.4	$2.16	$173.7	$1.96

Fuel gallons	89.8		88.8

	Six Months Ended June 30,
	2007		2006
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or “into-plane” fuel cost	$362.8	$2.09	$366.6	$2.12
Less: gains during the period on settled hedges	(6.5)	(0.04)	(55.4)	(0.32)

Economic fuel expense	$356.3	$2.05	$311.2	$1.80

Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	(5.3)	(0.03)	4.5	0.02

GAAP fuel expense	$351.0	$2.02	$315.7	$1.82

Fuel gallons	173.9		173.3

Horizon Air Fuel Reconciliation

(in millions, except for per gallon amounts)

	Three Months Ended June 30,
	2007		2006
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or “into-plane” fuel cost	$35.0	$2.27	$30.4	$2.30
Less: gains during the period on settled hedges	(0.9)	(0.06)	(4.8)	(0.36)

Economic fuel expense	$34.1	$2.21	$25.6	$1.94

Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	0.3	0.02	0.5	0.04

GAAP fuel expense	$34.4	$2.23	$26.1	$1.98

Fuel gallons	15.4		13.2

	Six Months Ended June 30,
	2007		2006
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or “into-plane” fuel cost	$64.6	$2.15	$56.9	$2.18
Less: gains during the period on settled hedges	(1.2)	(0.04)	(9.0)	(0.34)

Economic fuel expense	$63.4	$2.11	$47.9	$1.84

Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	(1.7)	(0.05)	(0.7)	(0.03)

GAAP fuel expense	$61.7	$2.06	$47.2	$1.81

Fuel gallons	30.0		26.1

Air Group Fuel Hedge Positions

	Approximate % of Expected Fuel Requirements	Approximate Crude Oil Price per Barrel
Third quarter 2007	50%	$57.12
Fourth quarter 2007	50%	$62.21
First quarter 2008	36%	$61.92
Second quarter 2008	29%	$63.53
Third quarter 2008	21%	$63.94
Fourth quarter 2008	23%	$64.20
First quarter 2009	5%	$67.68
Second quarter 2009	5%	$67.50
Third quarter 2009	6%	$68.25

Air Group Capacity Guidance:

The following table summarizes Alaska’s and Horizon’s expected increase in capacity as measured in available seat miles for the rest of 2007.

	Alaska	Horizon
Third quarter 2007	2-3%	15-16%
Fourth quarter 2007	4-5%	8-9%
Full year 2007	3-4%	9-10%

Alaska and Horizon Unit Cost Forecast

During our quarterly earnings conference call, we expect to discuss forward-looking forecasted unit cost information for the remainder of 2007. This forecasted unit cost information includes non-GAAP unit cost estimates which are summarized in the following table together with the most directly comparable GAAP unit cost for both Alaska Mainline and Horizon Combined:

	Alaska Airlines- Mainline			Horizon Air Combined
	Forecast of cost per available seat mile, excluding fuel (cents)	Forecast of fuel cost per available seat mile (cents)	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)	Forecast of cost per available seat mile, excluding fuel (cents)	Forecast of fuel cost per available seat mile (cents)	Forecast of total operating cost per available seat mile, as reported on a GAAP basis (cents)
Third quarter 2007	7.4-7.5	3.4	10.8-10.9	13.1-13.2	3.8	16.9-17.0
Fourth quarter 2007	7.6-7.7	3.4	11.0-11.1	14.0-14.1	4.1	18.1-18.2
Full year 2007	7.5-7.6	3.2	10.7-10.8	14.3-14.4	3.7	18.0-18.1

Our forecast of fuel costs is based on anticipated gallons consumed and estimated fuel cost per gallon. The estimate also includes the expected benefit from settled hedges. Given the volatility of fuel prices and the mark-to-market adjustments on our fuel hedge portfolio, readers should be cautioned that actual fuel expense will likely differ from the forecast above.

Air Group operating fleet

The following table displays the fleet count for Alaska and Horizon as of the end of the prior year and the current quarter, and the anticipated fleet count for the two remaining quarters in 2007 and as of December 31, 2008:

	Seats	31-Dec-06	30-June-07	30-Sept-07	31-Dec-07	31-Dec-08
Alaska Airlines
737-200C**	111	2	—	—	—	—
MD80	140	23	20	17	15	—
737-400	144	39	35	35	34	32
737-400F**	—	1	1	1	1	1
737-400C**	72	—	4	4	5	5
737-700	124	22	20	20	20	20
737-800*	157	15	22	25	29	46
737-900	172	12	12	12	12	12

Totals		114	114	114	116	116

	Seats	31-Dec-06	30-June-07	30-Sept-07	31-Dec-07	31-Dec-08
Horizon Air
Q200	37	28	22	19	16	11
Q400	74-76	20	31	33	33	36
CRJ-700	70	21	21	21	21	20

Totals		69	74	73	70	67

*	The total assumes Alaska will identify one airplane for delivery in 2008 from Boeing or a lessor.
**	F=Freighter; C=Combination freighter/passenger

Air Group Year-to-Date and Projected Capital Expenditures

(In Millions)

	Year-to-date June 30, 2007	Total 2007
Alaska	$293	$570
Horizon	180	210

Total Air Group	$473	$780